THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM.

                                  SUBORDINATED
                                 PROMISSORY NOTE

$250,000                                                     DATE: March 3, 2006

      FOR VALUE RECEIVED, the undersigned, NATURAL GAS SYSTEMS, INC., a Nevada corporation ("Borrower"), HEREBY PROMISES TO PAY to LAIRD Q. CAGAN (the "Payee"), in lawful money of the United States of America in immediately available funds, the principal sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000), or such lesser amount as may then be outstanding hereunder, together with any accrued by unpaid interest thereon, on MARCH 3, 2007, (the "Maturity Date"). No interest shall be payable on the unpaid principal under this Subordinated Promissory Note ("Subordinated Note") prior to the Maturity Date, except in the event of acceleration hereunder. This Subordinated Note shall accrue interest at a rate of 10% per annum. All computations of interest under this Subordinated Note shall be made on the basis of a 365 day year and the actual number of days elapsed.

      Subject to the subordinate provisions herein, the Maturity Date of this Subordinated Note shall be accelerated and all amounts of unpaid principal and interest shall be immediately payable upon the closing of the sale of equity or convertible equity in by the Company in excess of $2,000,000. Notwithstanding the foregoing, however, no amounts of interest or principal under this Subordinated Note shall be due and payable unless and until the Borrower is able to meet the "Distribution Conditions," necessary for the payment of subordinated debt, as detailed in Section 6.10 of the Prospect Loan Agreement.

      Payee, by acceptance of this Subordinated Note, agrees that the indebtedness evidenced by this Subordinated Note, and any renewals or extensions thereof, shall at all times and in all respects be subordinate and junior in right of payment to that certain Loan Agreement executed by Borrower in favor of Prospect Energy Corporation, a Maryland corporation in the aggregate principal amount of $5,000,000, plus accrued but unpaid interest, dated February 2, 2005, and as amended January 31, 2006 (the "Prospect Loan Agreement"), together with any extensions, modifications, renewals, amendments thereof. The indebtedness described in the preceding sentence is hereinafter sometimes referred to as "Senior Indebtedness".

      Prior to the date on which all Senior Indebtedness is repaid ("Senior Indebtedness Repayment Date"), if an Event of Default (as defined in the Prospect Loan Agreement) is then existing and continuing on any of the Senior Indebtedness, or if an Event of Default would be immediately caused by payment of any principal or interest hereunder, no payment either of principal or interest (notwithstanding the expressed Maturity Date or any time for the payment of principal of or interest on this Subordinated Note) shall be made on this Subordinated Note, and the Payee or any legal holder of this Subordinated Note will take no steps, whether by suit or otherwise, to compel or enforce the collection of this Subordinated Note, nor will the Payee or legal holder use this Subordinated Note by way of counterclaim, setoff, recoupment or otherwise so as to diminish, discharge or otherwise satisfy in whole or in part any indebtedness or liability of the holder to the Borrower under this Subordinated Promissory Note, whether now existing or hereafter arising and howsoever evidenced.

      In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Borrower or to its creditors, as such, or to its property, and in the event of any proceedings, for voluntary liquidation, dissolution or other winding-up of the Borrower, whether or not involving insolvency or bankruptcy, then the holder of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Indebtedness before the Payee is entitled to receive any payment on account of principal, premium or interest upon this Subordinated Note.

      No present or future holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of this Subordinated Note by any act or failure to act on the part of the Borrower. The subordination provisions of this Subordinated Note are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the Payee or other legal holder of this Subordinated Note on the other hand, and nothing herein shall impair as between the Borrower and the Payee or other legal holder of this Subordinated Note the obligation of the Borrower, which is unconditional and absolute, to pay to the holder hereof the principal, premium, if any, and interest thereon in accordance with its terms, nor shall anything herein prevent the Payee or other legal holder of this Subordinated Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this Subordinated Note of holder of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Payee or other legal holder of this Subordinated Note.

      The Payee and each and every other legal holder of this Subordinated Note by acceptance hereof shall undertake and agree for the benefit of the holder of Senior Indebtedness to execute, verify, deliver and file any (a) proofs of claim, consents, assignments or other instruments which the holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to this Subordinated Note and to effectuate the full benefit of the subordination contained herein; and upon failure of the Payee or other legal holder of this Subordinated Note so to do such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Payee or other legal holder of this Subordinated Note to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instruments and (b) any and all subordination agreements and other indicia of subordination.

      Subject to the subordination provisions herein, the Borrower shall have the right to prepay, without premium or penalty, at any time after (a) the Senior Indebtedness Repayment Date, or (b) Borrower is able to meet the "Distribution Conditions" necessary for the payment of subordinated debt, as detailed in Section 6.10 of the Prospect Loan Agreement, any part of all of the indebtedness evidenced hereby, upon two (2) business days' prior notice in writing to Payee specifying the amount and date of such prepayment. Any prepayment shall include interest accrued to the date of such prepayment.

      All payments hereunder shall be paid to Payee at c/o CMCP, 10600 N. De Anza Blvd., Suite 250, Cupertino, CA 95014, or at such other place or places as the Payee may from time to time designate in writing.

      At the election of the Payee or legal holder hereof and without notice, the indebtedness remaining unpaid hereon shall become at once due and payable at the place of payment aforesaid in case of default ("Default") as follows: (i) in the payment, when due and payable (after giving effect to the express subordination provisions hereof), of any required payment of principal or interest hereunder or under the Prospect Loan Agreement, or any portion thereof, after ten days' written notice and opportunity to cure or (ii) any insolvency, filing of a petition in bankruptcy, or assignment for the benefit of creditors of Borrower. In the event of a Default, the Payee or legal holder hereof shall be entitled to (a) interest on all overdue payments at 10% per annum and (b) reasonable costs of collection, including reasonable attorneys' fees.

      All remedies afforded by law shall be cumulative, and all shall be available to Payee at all times until this Subordinated Note has been paid and performed in full. No delay or omission of Payee to exercise any right or power under this Subordinated Note shall impair such right or power to be construed to be a waiver of any Default or acquiescence therein, and any single or partial exercise of any such right or power shall not preclude any other or further exercise thereof or the exercise of any other right or power, and no waiver whatsoever shall be valid unless in writing signed by Payee and then only to the extent in such writing specifically set forth.

      The terms and provisions of this Subordinated Note shall inure to the benefit of any assignee, transferee or holder or holders of this Subordinated Note, and in the event of such transfer or assignment, each of all of the rights, powers, privileges and benefits herein conferred upon Payee shall automatically be vested in such transferee, as assignee of holder or holders.

      The terms and provisions of this Subordinated Note shall be binding upon the Borrower and its successors, assigns and transferees but any such assignment or transfer shall not relieve Borrower of its obligations hereunder.

      The Borrower hereby waives presentment, demand, notice of nonpayment and protest and all other demands or notices in connection with the acceptance, performance or enforcement of this Subordinated Note.

      The invalidity or unenforceability of any of the provisions hereof shall not affect the validity or enforceability of the remainder hereof.

      This Subordinated Note shall be construed and enforced in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, the parties have duly executed this Subordinated Note on the date first above written.

PAYEE                                           BORROWER

LAIRD Q. CAGAN                                  NATURAL GAS SYSTEMS, INC.


By:                                             By:
    ----------------------------                    ----------------------------
                                                By: Robert S. Herlin, President
                                                    and CEO